UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2021

GREEN STREAM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-53279	20-1144153
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

201 East 5th Street

Sheridan, WY 82801

(Address of principal executive offices)

(424) 280-4096

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Former Independent Registered Public Accounting Firm. On September 11, 2020, the Board of Directors of Green Stream Holdings, Inc. (the “Company”) made the decision to release appointed Slack and Company LLC, Certified Public Accountants (“Slack & Co”), which was then serving as the independent registered public accounting firm of the Company, and notified Slack & Co that it would be dismissed as the independent registered public accounting firm of the Company, effective immediately. The Company has authorized Slack & Co to respond fully to the inquiries of Hudgens CPA, PLLC, the successor auditors.

Slack and Co’s audit report on the Company’s financial statements for the Company’s fiscal years ended April 30, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except with respect to an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended April 30, 2021 and 2020, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Slack & Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Slack & Co’s satisfaction, would have caused Slack & Co to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the year ended April 30, 2021, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended April 30, 2021.

The Company has provided Slack & Co with a copy of the disclosures contained herein and has requested that Slack & Co furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of Slack & Co’s letter, dated September 15, 2021, is filed as Exhibit 16.1 herewith.

APPOINTMENT OF NEW AUDITORS

On September 11, 2020, the Company appointed Hudgens CPA, PLLC, its new auditors, to review the quarterly report for the period ended July 31, 2021 and audit the books and records of the Company for the year ended April 30, 2021.

During the two most recent fiscal years and the interim period preceding the engagement of Hudgens CPA, PLLC (“Hudgens”), the Company has not consulted with Hudgens regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Hudgens or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K. The Company did not have any disagreements with Slack & Co and therefore did not discuss any past disagreements with Hudgens.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

16.1. Letter from Slack Company CPAs, LLC

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREEN STREAM HOLDINGS INC.

Date: September 15, 2021	By: /s/ James C. DiPrima
Name: James C. DiPrima Title: Chief Executive Officer

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